LICENSE AGREEMENT
                                            BEVMAX OFFICE CENTERS
                               1560 Broadway, 10th Floor. New York, N.Y. 10036

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LICENSE #    0120                     DATE  7/15/2005

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Licensee:                                 ON2 TECHNOLOGIES, INC.
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(please indicate above if corporation, partnership, etc.)

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(1)Principal's/(2)Contact Person's Name:  TIM REUSING
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Persons Authorized to Use Office:         TIM REUSING, DOUGH MCINTYRE, MATT FROST, CHRIS SCHAPDICK,
                                          MARGARET DIGGORY, DANIEL SCHERER & ANTHONY CIAVELO
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Federal ID #                              841280679
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BOC Telephone #                           (646) 292-3533
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Type of Business:                         SOFTWARE DEVELOPMENT
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Licensed Office(s):                       1021, 1032, 1033, 1034, 1041 & 1044
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Fixed Fee/Additional Fees:                $9,760.00 FIXED FEE PER MONTH / $715.00 ADDITIONAL FEE PER MONTH
                                          FOR 7 PHONES, 5 T-1 LINES & 1 FAX
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Commencement Fee:                         $0.00
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Service Retainer:                         $19,360.00 (ALREADY RECEIVED)
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Broker:
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License Term:                             6 MONTHS
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      A)    Commencement Date:            SEPTEMBER 1, 2005
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      B)    Termination Date:             FEBRUARY 28, 2006
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This License Agreement (hereinafter "Agreement") will automatically renew for 1 consecutive 6 month License
Terms at the same Fixed Fee and Additional Fees stated on this 1st page of this Agreement as follows:

This Agreement will automatically renew for a 2nd 6 month term from 3/1/06 to 8/31/06 if Licensor does not receive written notice of cancellation BY 1/13/06, provided that Licensor delivers to Licensee between
12/6/05 and 12/13/05 written notice (reminder) stating that Licensee has until 1/13/06 to deliver written notice of cancellation of the 6 month renewal term of License Agreement #0120. All notices to be delivered persuant to paragraph #10c.

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Person's Authorized to Sign for Licensee: TIM REUSING
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Licensor:                                 BEVMAX OFFICE CENTERS 1560, LLC D/B/A BEVMAX OFFICE CENTERS
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This License Agreement made as of 7/15/05 between Bevmax Office Centers 1560, LLC d/b/a Bevmax Office Centers
(hereinafter "Licensor") and ON2 TECHNOLOGIES, INC. (hereinafter "Licensee") incorporates page 2 and 3 of this License Agreement (attached hereto) and we both agree to comply with all terms and conditions as delineated on this page and pages 2 and 3 of this License Agreement.

Licensee: On2 Technologies, Inc.                    Licensor: Bevmax Office Centers 1560, LLC
                                                              d/b/a Bevmax Office Centers
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By:       /s/ Tim Reusing                           By:       /s/ Fredric Feld
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          Authorized Signature / Date                         Authorized Signature / Date
          Tim Reusing                                         Fredric Feld
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          Print Name                                          Print Name
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